SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2013

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 20, 2013, we entered into a Separation Agreement with Mr. Shad Stastney regarding the terms and conditions of his departure from the Company (the “Agreement”). Pursuant to the provisions of the Agreement, we agreed with Mr. Stastney as follows:

  As of the date of the Agreement, Mr. Stastney is no longer an officer or director of our company and all prior agreements with Mr. Stastney are terminated in their entirety;
  Mr. Stastney shall receive 500,000 shares of our common stock, half now and the rest by January 1, 2014;
  We agreed to use our best efforts to register Mr. Stastney’s shares on Form S-8 by March 1, 2014;
  We agreed to pay Mr. Stastney $126,762 and his reasonable out of pocket expenses incurred on our behalf;
  The parties agreed to a mutual release of all claims and Mr. Stastney further agreed to certain covenants as provided for in the Agreement.
  Mr. Stastney will be involved with our company in a limited role as a consultant for one year to assist us on financing, strategic and legal initiatives and to help the transition with several ongoing projects.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Items 1.01 is incorporated into this Item 3.02 by reference.

The issuance of shares to Mr. Stastney under the Agreement was made in reliance upon an exemption from registration pursuant to Section 4(2) under the Securities Act of 1933.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Items 1.01 is incorporated into this Item 5.02 by reference.

On September 20, 2013, pursuant to the above Agreement, Mr. Stastney is no longer serving as our Chief Executive Officer, Chairman and Director. Mr. Stastney’s departure with our company was not the result of any disagreements with us regarding operations, policies, accounting practices or otherwise.

On September 20, 2013, we have appointed Mr. David Harrell as Chairman of our company, to hold office as provided for in his Employment Agreement.

The employment history for Mr. Harrell is provided for in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2013 (the “Annual Report”), which is incorporated herein by reference.

There are no family relationships among any of our current or former directors or executive officers.

Our newly-appointed officer has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years, except as provided herein and as described in our Annual Report.

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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

The information set forth in Items 1.01 is incorporated into this Item 8.01 by reference.

A copy of the press release relating to the departure of Mr. Stastney is attached as Exhibit 99.1.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Separation Agreement, dated September 20, 2013
99.1	Press release, dated September 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ David Lester

David Lester
Chief Operating Officer

Date: September 20, 2013

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